Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our
report  included  in  this  Form  10-K,  into  the  Trust's   previously   filed
Registration Statement on Form S-3 (No. 333-28737).


                                                      /s/ ARTHUR ANDERSEN LLP

San Antonio,  Texas
March 16, 1998